BLACKROCK ETF TRUST II

iShares Floating Rate Loan Active ETF

(the “Fund”)

Supplement dated June 25, 2026 (the “Supplement”) to the Fund’s

Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”),

each dated November 28, 2025, as supplemented or amended to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI, as applicable:

The section of the Summary Prospectus entitled “Management — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Management — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers. Mitchell Garfin, CFA and Carly Wilson (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Garfin and Ms. Wilson have been Portfolio Managers of the Fund since 2022.

The section of the Prospectus entitled “More Information About the Fund — Management — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Mitchell Garfin, CFA and Carly Wilson (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.

Mitchell Garfin, CFA has been employed by BFA or its affiliates as a portfolio manager since 2005. Mr. Garfin has been with BlackRock since 1997. Mr. Garfin has been a Portfolio Manager of the Fund since 2022.

Carly Wilson has been employed by BFA or its affiliates as a portfolio manager since 2009. Ms. Wilson has been with BlackRock since 2004, including her years with Lehman Brothers and R3 Capital Partners, which was acquired by BlackRock in 2009. Ms. Wilson has been a Portfolio Manager of the Fund since 2022.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

The first paragraph of the section of the SAI entitled “Investment Advisory, Administrative and Distribution Services — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. As of July 31, 2025, the individuals named as Portfolio Managers in the Fund’s Prospectus were also primarily responsible for the day-to-day management of other BlackRock funds and certain other types of portfolios and/or accounts as follows:

Types of Accounts	Number	Total Assets
Mitchell Garfin, CFA
Registered Investment Companies	30	$45.90 Billion
Other Pooled Investment Vehicles	22	9.46 Billion
Other Accounts	128	18.85 Billion
Carly Wilson
Registered Investment Companies	13	$8.96 Billion
Other Pooled Investment Vehicles	8	1.33 Billion
Other Accounts	14	3.19 Billion

The last paragraph of the section of the SAI entitled “Investment Advisory, Administrative and Distribution Services — Portfolio Managers” is deleted in its entirety and replaced with the following:

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of July 31, 2025:

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Mitchell Garfin, CFA
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	0
Other Accounts	5	731.9 Million
Carly Wilson
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	0
Other Accounts	0	0

The section of the SAI entitled “Investment Advisory, Administrative and Distribution Services — Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable.

With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Mitchell Garfin, CFA	A combination of market-based indices (e.g., The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Carly Wilson	A combination of market-based indices (e.g. ICE BofA 3-Month U.S. Treasury Bill Index).

Shareholders should retain this Supplement for future reference.

PR2SAI-FRL-0626SUP